United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-2677

(Investment Company Act File Number)

Federated Municipal Securities Fund, Inc.
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  3/31/08

Date of Reporting Period:  Fiscal year ended 3/31/08

Item 1.                      Reports to Stockholders

Federated
World-Class Investment Manager

Federated Municipal Securities Fund, Inc.

Established 1976

ANNUAL SHAREHOLDER REPORT

March 31, 2008

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND FUND OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.65	$10.59	$10.65	$10.83	$10.75
Income From Investment Operations:
Net investment income	0.44 [1]	0.46 [1]	0.46 [1]	0.45	0.43 [1]
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.59)	0.06	(0.05)	(0.17)	0.08
TOTAL FROM INVESTMENT OPERATIONS	(0.15)	0.52	0.41	0.28	0.51
Less Distributions:
Distributions from net investment income	(0.45)	(0.46)	(0.47)	(0.46)	(0.43)
Net Asset Value, End of Period	$10.05	$10.65	$10.59	$10.65	$10.83
Total Return [2]	(1.48)%	5.05%	3.93%	2.64%	4.88%

Ratios to Average Net Assets:
Net expenses [3]	0.88%	1.15%	0.98%	0.93%	0.90%
Net investment income	4.28%	4.31%	4.28%	4.15%	4.04%
Expense waiver/reimbursement [4]	0.13%	0.14%	0.14%	0.14%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$431,074	$436,073	$436,026	$423,632	$467,681
Portfolio turnover	37%	23%	23%	28%	43%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 Includes interest and trust expenses related to the Fund's participation in certain inverse floater structures of less than 0.01%, 0.30%, 0.14%, 0.08% and 0.05% for the years ended March 31, 2008, 2007, 2006, 2005 and 2004, respectively.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.65	$10.59	$10.65	$10.83	$10.75
Income From Investment Operations:
Net investment income	0.35 [1]	0.36 [1]	0.37 [1]	0.38	0.34 [1]
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.60)	0.07	(0.05)	(0.20)	0.08
TOTAL FROM INVESTMENT OPERATIONS	(0.25)	0.43	0.32	0.18	0.42
Less Distributions:
Distributions from net investment income	(0.35)	(0.37)	(0.38)	(0.36)	(0.34)
Net Asset Value, End of Period	$10.05	$10.65	$10.59	$10.65	$10.83
Total Return [2]	(2.35)%	4.12%	3.01%	1.73%	3.95%

Ratios to Average Net Assets:
Net expenses [3]	1.76%	2.04%	1.87%	1.82%	1.79%
Net investment income	3.39%	3.42%	3.38%	3.26%	3.15%
Expense waiver/reimbursement [4]	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data:
Net assets, end of period (000 omitted)	$18,246	$25,129	$33,002	$43,150	$60,714
Portfolio turnover	37%	23%	23%	28%	43%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 Includes interest and trust expenses related to the Fund's participation in certain inverse floater structures of less than 0.01%, 0.30%, 0.14%, 0.08% and 0.05% for the years ended March 31, 2008, 2007, 2006, 2005 and 2004, respectively.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.65	$10.59	$10.65	$10.83	$10.75
Income From Investment Operations:
Net investment income	0.35 [1]	0.36 [1]	0.37 [1]	0.35	0.34 [1]
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.59)	0.07	(0.05)	(0.17)	0.08
TOTAL FROM INVESTMENT OPERATIONS	(0.24)	0.43	0.32	0.18	0.42
Less Distributions:
Distributions from net investment income	(0.36)	(0.37)	(0.38)	(0.36)	(0.34)
Net Asset Value, End of Period	$10.05	$10.65	$10.59	$10.65	$10.83
Total Return [2]	(2.34)%	4.13%	3.01%	1.73%	3.95%

Ratios to Average Net Assets:
Net expenses [3]	1.75%	2.03%	1.87%	1.82%	1.79%
Net investment income	3.42%	3.43%	3.38%	3.26%	3.15%
Expense waiver/reimbursement [4]	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data:
Net assets, end of period (000 omitted)	$15,434	$12,510	$13,739	$13,039	$14,486
Portfolio turnover	37%	23%	23%	28%	43%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 Includes interest and trust expenses related to the Fund's participation in certain inverse floater structures of less than 0.01%, 0.30%, 0.14%, 0.08% and 0.05% for the years ended March 31, 2008, 2007, 2006, 2005 and 2004, respectively.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class F Shares

(For a Share Outstanding Throughout the Period)

Period Ended March 31	2008	[1]
Net Asset Value, Beginning of Period	$10.56
Income From Investment Operations:
Net investment income	0.37	[2]
Net realized and unrealized loss on investments	(0.51)
TOTAL FROM INVESTMENT OPERATIONS	(0.14)
Less Distributions:
Distributions from net investment income	(0.37)
Net Asset Value, End of Period	$10.05
Total Return [3]	(1.33)%

Ratios to Average Net Assets:
Net expenses	0.87	% [4]
Net investment income	4.42	% [4]
Expense waiver/reimbursement [5]	0.13	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$4,292
Portfolio turnover [6]	37%

1 Reflects operations for the period from May 31, 2007 (date of initial public investment) to March 31, 2008.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended March 31, 2008.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 10/1/2007	Ending Account Value 3/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 989.50	$4.33
Class B Shares	$1,000	$ 985.10	$8.68
Class C Shares	$1,000	$ 985.20	$8.64
Class F Shares	$1,000	$ 989.50	$4.33
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.65	$4.39
Class B Shares	$1,000	$1,016.25	$8.82
Class C Shares	$1,000	$1,016.30	$8.77
Class F Shares	$1,000	$1,020.65	$4.39

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	0.87%
Class B Shares	1.75%
Class C Shares	1.74%
Class F Shares	0.87%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value (NAV), for the 12-month reporting period was (1.48)% for the fund's Class A Shares, (2.35)% for the fund's Class B Shares, and (2.34)% for the fund's Class C Shares. The total return for the fund's Class F Shares for the period from May 31, 2007 (date of initial public investment) to March 31, 2008 was (1.33)%. The total return of the Lehman Brothers Municipal Bond Index (LBMB), 1 the fund's benchmark index, was 1.90% during the 12-month reporting period. The fund's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the LBMB.

The fund's investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates); (b) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (c) the credit rating of portfolio securities. 2 These were the most significant factors affecting the fund's performance relative to the LBMB.

The following discussion will focus on the performance of the fund's Class A Shares. The (1.48)% total return for the Class A Shares for the reporting period consisted of 4.15% of tax-exempt dividends, and (5.63)% depreciation in the net asset value of the shares. 3

1 The LBMB is a market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990 and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The LBMB is unmanaged and, unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3 Income may be subject to state and local taxes. The investment adviser normally (except as disclosed in the fund's prospectus) will invest the fund's assets entirely in securities whose interest is not subject to the alternative minimum tax for individuals and corporations (AMT), such that, normally, distributions of annual interest income are exempt from the AMT (in addition to the federal regular income tax). However, in certain circumstances (such as, for example, when there is a lack of supply of non-AMT securities or there are advantageous market conditions, or there is a change in law relating to the NAV), to pursue the fund's investment objective, the fund's adviser may invest the fund's assets in securities that may be subject to AMT. In such circumstances, interest from the fund's investments may be subject to the AMT.

MARKET OVERVIEW

During the 12-month reporting period ended March 31, 2008, the market's perception of risk changed significantly. Market volatility spiked, a credit crunch developed as banks tightened credit standards and the money markets suffered dislocations in response to the bursting of the housing bubble. Toward the end of the reporting period, conditions in the market for subprime mortgages and related instruments, including segments of the asset-backed commercial paper market, deteriorated sharply. Economic growth slowed, reflecting an intensification of the housing correction and some softening in business and consumer spending. At the same time, strains in the financial markets increased leading to volatile market conditions, an increased investor preference for more safe assets and revisions in expectations concerning the Federal Reserve's (the "Fed") monetary policy. Ratings reductions for many of the municipal bond insurers, balance sheet deterioration among the dealer firms that support the tax-exempt municipal bond secondary market and the resulting de-leveraging that occurred throughout the market affected liquidity throughout the fixed-income markets and specifically in the tax-exempt municipal bond market. During the reporting period, the Fed reduced the Fed Funds Target Rate by 3% to 2.25% and changed its bias to a downside risk to growth. This led to a trend of moderately lower interest rates and an environment in which tax-exempt municipal credit spreads widened, or the yield difference between AAA-rated, tax-exempt municipal bonds and bonds of lower credit quality and similar maturity increased.

Long-term interest rates (using the 10-year Treasury security rate) peaked at 5.30% in June 2007, and declined to a low of 3.31% at the end of the reporting period. Interest rates showed some volatility as the bond market attempted to determine the extent of the impact on the U.S. economy and the Fed's intentions concerning short-term interest rates. Financial markets remained under considerable stress and credit conditions tightened further for businesses and households while the housing contraction deepened and the labor markets appeared to soften.

The tax-exempt municipal bond market was not immune to the events in the housing and mortgage markets. Credit risk and liquidity concerns resulted in a widening of tax-exempt municipal credit spreads and a steepening of the tax-exempt municipal yield curve with long-term interest rates rising more than short-term interest rates (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was somewhat steepened).

DURATION 4

As determined at the end of the 12-month reporting period, the fund's dollar-weighted average duration for the reporting period was 6.7 years. Duration management was a significant component of the fund's investment strategy. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. The fund adjusted duration relative to the LBMB several times over the reporting period to seek to take advantage of expectations concerning short-term interest rate movements. Overall, the fund maintained its duration close to the duration of the LBMB, and the fund's peer group, the Lipper General Municipal Debt Funds Average (LGMFA). 5 As a result of the credit and liquidity-driven market events during the reporting period, duration was not as significant a contributor to fund performance as credit quality and sector selection.

SECTOR

During the 12-month reporting period, the fund allocated more of its portfolio to securities issued by hospitals, industrial development projects and higher education institutions. The fund also allocated less of the portfolio to general obligation bonds issued by cities, states and school districts. These allocations hurt the fund's performance due to the widening of credit spreads within these sectors and the demand by investors for the higher relative quality of pre-refunded and general obligation bonds. The fund allocated a portion of the portfolio to pre-refunded tax exempt municipal bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account). The exposure to pre-refunded bonds had a positive impact on performance due to lower price volatility exhibited by pre-refunded bonds as compared to other sectors. The municipal bond insurance companies that had insured mortgage-backed related securities also experienced credit weakening as the housing market deteriorated during the reporting period. This had a negative price impact on tax-exempt municipal bonds owned by the fund that are insured by municipal bond insurers such as Radian Assurance, the Federal Guaranty Insurance Corporation (FGIC) and XL Capital Assurance, Inc. (XLCA).

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.

5 The LGMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges.

CREDIT QUALITY 6

Although there was no appreciable change in fundamental credit quality over the 12-month reporting period, both the change in risk-taking by investors and the negative impact on market liquidity resulted in underperformance of bonds rated A and BBB relative to bonds rated in the higher rating categories. With the increase in credit spreads in the second half of the period, and the widening of credit spreads to a greater extent for A and BBB-rated (or comparable quality) debt, the fund's overweight, relative to the LBMB, in BBB-rated debt during the reporting period hurt the fund's performance as the yield on BBB-rated debt increased to a greater extent than for other investment-grade securities. 7 During the reporting period, yield spreads between AAA-rated and BBB-rated municipal debt increased by 49 basis points for bonds with 20 years to maturity.

6 Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

7 Investment-grade securities are securities that are rated at least BBB or unrated securities of a comparable quality. Noninvestment-grade securities that are not rated at least BBB or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Municipal Securities Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1998 to March 31, 2008, compared to the Lehman Brothers Municipal Bond Index (LBMB) 2 and the Lipper General Municipal Debt Funds Average (LGMFA). 3

Average Annual Total Returns [4] for the Period Ended 3/31/2008
1 Year	(5.90)%
5 Years	2.02%
10 Years	3.27%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and the LGMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBMB is a market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as a part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the fund's performance. The LBMB is unmanaged and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LGMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Municipal Securities Fund, Inc. (Class B Shares) (the "Fund") from March 31, 1998 to March 31, 2008, compared to the Lehman Brothers Municipal Bond Index (LBMB) 2 and the Lipper General Municipal Debt Funds Average (LGMFA). 3

Average Annual Total Returns [4] for the Period Ended 3/31/2008
1 Year	(7.54)%
5 Years	1.72%
10 Years	3.00%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LGMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBMB is a market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as a part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the fund's performance. The LBMB is unmanaged and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LGMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT- CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Municipal Securities Fund, Inc. (Class C Shares) (the "Fund") from March 31, 1998 to March 31, 2008, compared to the Lehman Brothers Municipal Bond Index (LBMB) 2 and the Lipper General Municipal Debt Funds Average (LGMFA). 3

Average Annual Total Returns [4] for the Period Ended 3/31/2008
1 Year	(3.28)%
5 Years	2.07%
10 Years	2.83%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and the LGMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBMB is a market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as a part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the fund's performance. The LBMB is unmanaged and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LGMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Municipal Securities Fund, Inc. (Class F Shares) (the "Fund") from May 31, 2007 (start of performance) to March 31, 2008, compared to the Lehman Brothers Municipal Bond Index (LBMB) 2 and the Lipper General Municipal Debt Funds Average (LGMFA). 3

Cumulative Total Return [4] for the Period Ended 3/31/2008
Start of Performance (5/31/2007)	(3.28)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total return shown includes the maximum sales charge of 1.00% and the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied to any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and the LGMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBMB is a market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as a part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the fund's performance. The LBMB is unmanaged and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LGMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At March 31, 2008, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Insured	26.7%
Refunded	25.4%
Hospital	12.7%
General Obligation--State	5.6%
Senior Care	4.6%
Education	4.0%
Industrial Development Bond/Pollution Control Revenue	3.5%
Special Tax	3.3%
Water and Sewer	2.4%
Public Power	1.8%
Other [2]	8.4%
Derivative Contracts [3,4]	0.0%
Other Assets and Liabilities--Net [5]	1.6%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 90.0% of the Fund's total net assets. Remaining sectors have been aggregated under the designation "Other."

3 Based upon net unrealized appreciation (depreciation) on the derivative contracts. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) may indicate. In many cases, the notional value or notional principal amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation) and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

4 Represents less than 0.1%.

5 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

March 31, 2008

Principal Amount			Value
		MUNICIPAL BONDS--97.5%
		Alabama--1.2%
$1,000,000		Alabama Agricultural & Mechanical University, Revenue Bonds (Series 1998), 5.00% (United States Treasury PRF 5/1/2008@102)/(Original Issue Yield: 5.15%), 11/1/2016	$1,022,700
1,400,000		Camden, AL IDB, Exempt Facilities Refunding Revenue Bonds (Series 2003A), 6.125% (Weyerhaeuser Co.), 12/1/2024	1,402,170
2,000,000		Homewood, AL Educational Building Authority, Educational Facilities Revenue Bonds (Series 2007-A), 5.00% (Samford University)/(MBIA Insurance Corp. INS), 12/1/2034	1,976,640
1,000,000		Tuscaloosa, AL, UT GO Warrants (Series 2000), 5.75% (United States Treasury PRF 1/1/2010@101)/(Original Issue Yield: 5.90%), 1/1/2020	1,068,770
		TOTAL	5,470,280
		Arizona--0.4%
1,810,000		Show Low, AZ IDA, Hospital Revenue Bonds, 5.00% (Navapache Regional Medical Center)/(Radian Asset Assurance INS), 12/1/2030	1,700,115
		Arkansas--0.2%
1,000,000		Jefferson County, AR, Hospital Revenue Improvement and Refunding Bonds (Series 2001), 5.80% (Jefferson Regional Medical Center, AR)/(Original Issue Yield: 5.90%), 6/1/2021	1,023,790
		California--9.3%
1,825,000		California Educational Facilities Authority, Revenue Bonds (Series 2005), 5.00% (California College of the Arts), 6/1/2030	1,564,828
3,000,000	[1,2]	California State, Residual Interest Trust Receipts (Series 2007-FC6), 11.113%, 3/2/2015	3,020,400
1,000,000		California State, UT GO Bonds, 5.00%, 2/1/2023	1,017,250
515,000		California State, UT GO Bonds, 5.75% (United States Treasury PRF 5/1/2010@101), 5/1/2030	555,948
65,000		California State, UT GO Bonds, 5.75% (United States Treasury PRF 5/1/2010@101), 5/1/2030	70,210
170,000		California State, UT GO Bonds, 5.75%, 5/1/2030	174,726
3,000,000		California State, Various Purpose UT GO Bonds, 5.125% (Original Issue Yield: 5.16%), 4/1/2023	3,047,190
2,000,000		California State, Various Purpose UT GO Bonds, 5.25% (Original Issue Yield: 5.32%), 11/1/2025	2,044,520
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--continued
$5,000,000		California State, Various Purpose UT GO Bonds, 5.00%, 6/1/2037	$4,865,000
1,495,000		California Statewide Communities Development Authority, COP, 6.00% (Sutter Health)/(FSA INS), 8/15/2013	1,571,529
1,930,000		California Statewide Communities Development Authority, COP, 6.00% (Sutter Health)/(FSA INS), 8/15/2015	2,036,053
3,000,000		California Statewide Communities Development Authority, Revenue Bonds (Series 2007), 5.375% (Inland Regional Center)/(Original Issue Yield: 5.48%), 12/1/2037	2,691,840
2,900,000	[1,2]	Contra Costa County, CA Public Financing Authority, AUSTIN Trust Variable Inverse Certificates (Series 2007-1005), 9.027% (MBIA Insurance Corp. INS), 2/1/2015	2,709,760
1,000,000		Golden State Tobacco Securitization Corp., CA, (Series A-4), 7.80% (United States Treasury PRF 6/1/2013@100), 6/1/2042	1,205,910
3,000,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Revenue Bonds (Series 2003A-1), 6.75% (United States Treasury PRF 6/1/2013@100)/(Original Issue Yield: 7.00%), 6/1/2039	3,477,750
1,500,000		Manhattan Beach, CA, COP (Series 2004), 5.00% (AMBAC INS), 1/1/2036	1,482,135
1,350,000		Poway, CA Unified School District, Special Tax Bonds (Series 2005), 5.125% (Community Facilities District No. 6 (4S Ranch))/(Original Issue Yield: 5.21%), 9/1/2035	1,182,168
1,000,000		Riverside, CA, 2003 COP (Riverside Public Financing Authority), 5.00% (AMBAC INS), 9/1/2028	999,960
2,400,000		Roseville, CA Natural Gas Financing Authority, Gas Revenue Bonds (Series 2007), 5.00%, 2/15/2028	2,085,720
3,000,000		Roseville, CA Natural Gas Financing Authority, Gas Revenue Bonds, 5.00%, 2/15/2025	2,652,210
1,000,000		Tustin, CA Unified School District, Community Facilities District #97-1, Sr. Lien Special Tax Bonds (Series 2002 A), 5.00% (FSA INS)/(Original Issue Yield: 5.06%), 9/1/2038	992,230
1,500,000		University of California, General Revenue Bonds, (Series A), 5.125% (AMBAC INS), 5/15/2020	1,554,180
925,000		University of California, Hospital Revenue Bonds (Series 2004 A), 5.25% (UCLA Medical Center)/(AMBAC INS), 5/15/2030	937,367
1,575,000		University of California, Hospital Revenue Bonds (Series 2004 A), 5.25% (UCLA Medical Center)/(United States Treasury PRF 5/15/2012@101), 5/15/2030	1,734,674
		TOTAL	43,673,558
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Colorado--2.2%
$760,000		Colorado Health Facilities Authority, Health Facilities Revenue Bonds (Series 2004A), 5.25% (Evangelical Lutheran Good Samaritan Society)/(Original Issue Yield: 5.48%), 6/1/2034	$704,976
710,000		Colorado Health Facilities Authority, Health Facilities Revenue Bonds (Series 2005), 5.25% (Evangelical Lutheran Good Samaritan Society), 6/1/2023	707,011
5,000,000		Colorado Health Facilities Authority, Revenue Bonds (Series 2005), 5.25% (Covenant Retirement Communities, Inc.), 12/1/2025	4,615,000
500,000		Douglas County, CO School District, Improvement UT GO Bonds (Series 2005B), 5.00% (FSA INS), 12/15/2030	501,090
4,000,000		Fort Collins, CO, PCR Refunding Bonds (Series 2007), 4.70% (Anheuser-Busch Cos., Inc.), 9/1/2040	3,604,440
		TOTAL	10,132,517
		Connecticut--0.4%
600,000		Connecticut State HEFA, Revenue Bonds (Series 2005C), 5.125% (Eastern Connecticut Health Network)/(Radian Asset Assurance INS), 7/1/2030	580,236
1,000,000		New Haven, CT, UT GO Bonds, (Series B), 5.75% (United States Treasury PRF 11/1/2009@101)/(Original Issue Yield: 5.83%), 11/1/2018	1,068,020
		TOTAL	1,648,256
		District of Columbia--1.9%
3,000,000		District of Columbia Hospital Authority, Hospital Revenue Bonds (Series 2008), 5.25% (Children's Hospital Obligated Group)/(Assured Guaranty Corp. INS)/(Original Issue Yield: 5.45%), 7/15/2038	2,937,390
5,000,000		District of Columbia, Ballpark Revenue Bonds (Series 2006B-1), 5.00% (FGIC INS), 2/1/2035	4,631,300
1,310,000		District of Columbia, Revenue Bonds (Series 2000A), 6.00% (World Wildlife Fund, Inc.)/ (AMBAC INS), 7/1/2016	1,402,918
		TOTAL	8,971,608
		Florida--5.5%
1,000,000		Broward County, FL Educational Facilities Authority, Educational Facilities Revenue Bonds (Series 2004B), 5.50% (Nova Southeastern University), 4/1/2024	1,002,530
665,000		Florida State Board of Education Administration, UT GO Capital Outlay Bonds, 9.125% (Florida State)/(Escrowed In Treasuries COL)/(Original Issue Yield: 9.173%), 6/1/2014	859,566
4,335,000		Florida State Board of Education Administration, UT GO Capital Outlay Bonds, 9.125% (Florida State)/(Original Issue Yield: 9.173%), 6/1/2014	5,094,882
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Florida--continued
$3,000,000		Florida State, UT GO Bonds, Broward County Expressway Authority, 10.00% (Escrowed In Treasuries COL)/(Original Issue Yield: 10.105%), 7/1/2014	$3,762,210
500,000		Jupiter, FL, UT GO Bonds, 5.50%, 7/1/2021	557,675
1,000,000		Miami-Dade County, FL Expressway Authority, Toll System Revenue Bonds, 6.00% (FGIC INS), 7/1/2013	1,070,930
1,060,000		Orange County, FL, Health Facilities Authority, Revenue Bonds (Series 1996A), 6.25% (Orlando Regional Healthcare System)/(United States Treasury COL), 10/1/2013	1,234,932
5,000,000		Orlando, FL, Senior Tourist Development Tax Revenue Bonds (Series 2008A), 5.125% (6th Cent Contract Payments)/(Assured Guaranty Corp. INS)/ (Original Issue Yield: 5.34%), 11/1/2027	5,001,650
3,500,000	[1,2]	South Broward Hospital District, FL, UBS Custodial Residual & Variable Securities (Series 07-1003), 9.284%, 11/1/2014	2,638,895
500,000		South Miami, FL Health Facilities Authority, Revenue Bonds, 5.25% (Baptist Health System of South Florida)/(United States Treasury PRF 2/1/2013@100)/(Original Issue Yield: 5.52%), 11/15/2033	550,125
2,255,000		St. Johns County, FL IDA, First Mortgage Revenue Bonds (Series 2004A), 5.85% (Presbyterian Retirement Communities), 8/1/2024	2,292,388
1,870,000		Tallahassee, FL Consolidated Utility System, Revenue Bonds (Series 2007), 5.00%, 10/1/2032	1,837,088
		TOTAL	25,902,871
		Georgia--0.5%
2,000,000		Savannah, GA EDA, Revenue Bonds, 6.80% (Savannah College of Art and Design, Inc.)/(United States Treasury PRF 10/1/2009@102), 10/1/2019	2,176,800
		Illinois--3.4%
1,000,000		Chicago, IL Public Building Commission, Revenue Bonds, (Series A), 7.00% (Escrowed In Treasuries COL)/(Original Issue Yield: 7.125%), 1/1/2020	1,223,940
1,330,000		Harvey, IL, Refunding & Improvement UT GO Bonds (Series 2007A), 5.625%, 12/1/2032	1,218,998
1,500,000		Illinois Finance Authority, Refunding Revenue Bonds, 5.25% (OSF Health Care Systems)/ (Original Issue Yield: 5.30%), 11/15/2023	1,453,290
3,750,000		Illinois Finance Authority, Revenue Bonds (Series 2006A), 5.00% (Illinois Institute of Technology), 4/1/2031	3,398,100
1,000,000		Illinois Finance Authority, Revenue Bonds (Series 2006A), 5.00% (Illinois Institute of Technology), 4/1/2036	887,370
2,750,000		Illinois Finance Authority, Revenue Bonds (Series 2007A), 5.00% (Bradley University)/(XL Capital Assurance Inc. INS), 8/1/2034	2,656,115
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Illinois--continued
$2,145,000		Illinois Finance Authority, Revenue Refunding Bonds (Series 2007), 5.00% (Loyola University), 7/1/2022	$2,165,399
2,300,000		Illinois Health Facilities Authority, Revenue Bonds (Series 2006), 5.25% (Tabor Hills Supportive Living LLC), 11/15/2026	2,084,007
1,000,000		Illinois Health Facilities Authority, Revenue Bonds (Series 2006), 5.25% (Tabor Hills Supportive Living LLC), 11/15/2036	849,850
		TOTAL	15,937,069
		Indiana--2.7%
1,000,000		Indiana Development Finance Authority, Environmental Improvement Revenue Bonds, 5.25% TOBs (Marathon Oil Corp.), Mandatory Tender 12/2/2011	1,029,210
3,000,000		Indiana Health & Educational Facility Financing Authority, Revenue Bonds (Series 2005), 5.25% (Baptist Homes of Indiana), 11/15/2035	2,766,210
2,000,000		Indiana Health Facility Financing Authority, Hospital Revenue Bonds (Series 2004A), 6.25% (Community Foundation of Northwest Indiana), 3/1/2025	2,058,920
1,000,000		Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, 5.25% (Floyd Memorial Hospital, IN)/(Original Issue Yield: 5.50%), 2/15/2022	1,001,170
2,200,000		Indiana Health Facility Financing Authority, Revenue Bonds (Series 2004A), 5.375% (Deaconess Hospital)/(AMBAC INS), 3/1/2029	2,225,432
1,500,000		Indiana State Office Building Commission Capitol Complex, Revenue Bonds (Series 1990A: Senate Avenue Parking Facility), 7.40% (MBIA Insurance Corp. INS)/(Original Issue Yield: 7.488%), 7/1/2015	1,807,515
2,000,000		St. Joseph County, IN Hospital Authority, Health Facilities Revenue Bonds (Series 2005), 5.375% (Madison Center Obligated Group), 2/15/2034	1,726,520
		TOTAL	12,614,977
		Iowa--0.4%
1,000,000		Iowa Finance Authority, Health Facilities Development Revenue Refunding Bonds (Series 2006A), 5.50% (Care Initiatives), 7/1/2025	911,570
1,000,000		Scott County, IA, Revenue Refunding Bonds (Series 2004), 5.625% (Ridgecrest Village), 11/15/2018	1,000,750
		TOTAL	1,912,320
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Kansas--0.9%
$1,315,000		Butler County, KS Union School District No. 490, Improvement UT GO Bonds (Series 2005B), 5.00% (United States Treasury PRF 9/1/2015@100), 9/1/2029	$1,458,874
1,560,000		Kansas Development Finance Authority, Health Facilities Revenue Bonds (Series 2007L), 5.125% (Stormont-Vail HealthCare, Inc.)/(MBIA Insurance Corp. INS), 11/15/2032	1,535,243
1,150,000		University of Kansas Hospital Authority, Health Facilities Revenue Bonds, 5.50% (KU Health System)/(United States Treasury PRF 9/1/2012@100)/(Original Issue Yield: 5.62%), 9/1/2022	1,273,936
		TOTAL	4,268,053
		Kentucky--0.2%
1,000,000		Murray, KY, Hospital Facilities Refunding Revenue Bonds (Series 2007), 5.125% (Murray-Calloway County Public Hospital Corp.)/(Original Issue Yield: 4.65%), 8/1/2037	869,950
		Louisiana--0.4%
505,000		Louisiana Public Facilities Authority, FHA INS Mortgage Revenue Bonds, 5.25% (Baton Rouge General Medical Center)/(MBIA Insurance Corp. INS), 7/1/2033	502,162
1,500,000		St. John the Baptist Parish, LA, Revenue Bonds (Series 2007A), 5.125% (Marathon Oil Corp.), 6/1/2037	1,316,400
		TOTAL	1,818,562
		Maine--0.1%
645,000		Maine State Turnpike Authority, Revenue Bonds, 5.00% (FSA INS), 7/1/2027	651,850
		Maryland--0.2%
250,000		Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds (Series 2007A), 5.25% (King Farm Presbyterian Retirement Community), 1/1/2027	207,750
650,000		Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds (Series 2007A), 5.30% (King Farm Presbyterian Retirement Community)/(Original Issue Yield: 5.35%), 1/1/2037	509,138
		TOTAL	716,888
		Massachusetts--5.0%
5,000,000		Commonwealth of Massachusetts, UT GO Bonds (Series 2000B), 6.00% (United States Treasury PRF 6/1/2010@100), 6/1/2016	5,385,350
170,000		Massachusetts Bay Transportation Authority General Transportation System, Special Assessment Bonds, 5.75% (United States Treasury PRF 7/1/2010@100), 7/1/2016	180,470
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Massachusetts--continued
$2,000,000		Massachusetts HEFA, Revenue Bonds (Series 2004A), 6.375% (Northern Berkshire Health System)/(Original Issue Yield: 6.60%), 7/1/2034	$1,967,220
790,000		Massachusetts HEFA, Revenue Bonds (Series 2002D), 6.35% (Milford Regional Medical Center)/(United States Treasury PRF 7/15/2012@101)/(Original Issue Yield: 6.38%), 7/15/2032	901,951
1,000,000		Massachusetts HEFA, Revenue Bonds (Series 2002D), 6.50% (Milford Regional Medical Center)/(United States Treasury PRF 7/15/2012@101), 7/15/2023	1,147,700
4,550,000		Massachusetts HEFA, Revenue Bonds (Series 2005E), 5.00% (Emerson Hospital)/(Radian Asset Assurance INS), 8/15/2025	4,416,093
4,000,000		Massachusetts School Building Authority, Revenue Bonds (Series 2007A), 4.75% (AMBAC INS), 8/15/2032	3,887,240
40,000		Massachusetts Water Pollution Abatement Trust Pool, Program Bonds Series 6, Revenue Bonds Unrefunded, 5.25% (Original Issue Yield: 5.50%), 8/1/2019	41,620
430,000		Massachusetts Water Pollution Abatement Trust Pool, Program Revenue Bonds (Series 10), 5.00% (United States Treasury PRF 8/1/2014@100), 8/1/2034	475,804
70,000		Massachusetts Water Pollution Abatement Trust Pool, Program Revenue Bonds (Series 10), 5.00%, 8/1/2034	70,146
2,460,000		Massachusetts Water Pollution Abatement Trust Pool, Program (Series 6), Revenue Bonds Prerefunded, 5.25% (United States Treasury PRF 8/1/2010@101)/(Original Issue Yield: 5.50%), 8/1/2019	2,643,442
1,000,000		Springfield, MA, UT GO Refunding Bonds, 5.00% (United States Treasury PRF 11/15/2008@101)/(Original Issue Yield: 5.12%), 11/15/2018	1,030,090
1,000,000		Sterling, MA, UT GO Bonds, 6.00% (United States Treasury PRF 2/15/2010@101), 2/15/2020	1,077,070
		TOTAL	23,224,196
		Michigan--3.9%
2,090,000		Cornell Township MI, Economic Development Corp., Refunding Revenue Bonds, 5.875% (MeadWestvaco Corp.)/(United States Treasury PRF 5/1/2012@100), 5/1/2018	2,323,244
2,515,000		Delta County, MI Economic Development Corp., Environmental Improvement Revenue Refunding Bonds (Series A), 6.25% (MeadWestvaco Corp.)/(United States Treasury PRF 4/15/2012@100), 4/15/2027	2,828,595
3,560,000		Detroit, MI Water Supply System, Refunding Revenue Bonds (Series 2006C), 5.00% (FSA INS), 7/1/2029	3,564,486
1,000,000		Dexter, MI Community Schools, UT GO Bonds, 5.10% (FGIC INS), 5/1/2018	1,079,380
2,000,000		Kent Hospital Finance Authority, MI, Revenue Bonds (Series 2005A), 6.00% (Metropolitan Hospital), 7/1/2035	1,939,800
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--continued
$1,500,000		Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2002A), 6.00% (Oakwood Obligated Group), 4/1/2022	$1,552,905
1,000,000		Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series 2002A), 5.50% (Crittenton Hospital, MI)/(Original Issue Yield: 5.67%), 3/1/2022	1,015,850
2,900,000		Michigan State Strategic Fund, Revenue Refunding PCRBs (Series C), 5.45% (Detroit Edison Co.), 9/1/2029	2,917,777
280,000		Northern Michigan University, Revenue Bonds, 5.125% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.35%), 12/1/2020	283,923
680,000		Otsego, MI Public School District, School Building & Site UT GO Bonds, 5.00% (United States Treasury PRF 5/1/2014@100), 5/1/2034	749,802
		TOTAL	18,255,762
		Minnesota--0.2%
1,000,000		St. Paul, MN Housing & Redevelopment Authority, Revenue Bonds (Series 1997A), 5.70% (Health East, Inc.)/(Original Issue Yield: 5.756%), 11/1/2015	1,010,030
		Mississippi--0.4%
2,050,000		Mississippi Business Finance Corp., Refunding PCRBs, 5.90% (System Energy Resources, Inc.)/(Original Issue Yield: 5.93%), 5/1/2022	2,011,501
		Missouri--0.2%
1,335,000		Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds (Series 2005A), 5.00% (Branson, MO), 6/1/2035	1,153,854
		Nebraska--1.0%
4,710,000		Omaha, NE Convention Hotel Corp., Convention Center Refunding Revenue Bonds, 5.00% (AMBAC INS), 2/1/2026	4,709,670
		Nevada--1.0%
3,000,000		Clark County, NV, Passenger Facility Charge Revenue Bonds (Series 2007A-2), 5.00% (Las Vegas-McCarran International Airport)/(AMBAC INS), 7/1/2026	2,999,760
1,000,000		Henderson, NV, Health Facility Revenue Bonds (Series 2004A), 5.625% (Catholic Healthcare West)/(Original Issue Yield: 5.72%), 7/1/2024	1,022,880
245,000		Henderson, NV, Local Improvement District No. T-16 LT Obligation Improvement Bonds, 5.10% (Falls at Lake Las Vegas LID No. T-16)/ (Original Issue Yield: 5.15%), 3/1/2022	193,898
585,000		Henderson, NV, Local Improvement District No. T-16 LT Obligation Improvement Bonds, 5.125% (Falls at Lake Las Vegas LID No. T-16)/ (Original Issue Yield: 5.20%), 3/1/2025	439,540
		TOTAL	4,656,078
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New Hampshire--0.4%
$1,685,000		New Hampshire Higher Educational & Health Facilities Authority, Healthcare System Revenue Bonds (Series 2004), 5.375% (Covenant Health Systems)/(Original Issue Yield: 5.50%), 7/1/2024	$1,695,059
		New Jersey--0.6%
1,100,000		New Jersey EDA, Revenue Refunding Bonds (Series A), 5.75% (Winchester Gardens at Ward Homestead)/(Original Issue Yield: 5.75%), 11/1/2024	1,097,613
1,500,000		Newark, NJ Housing Authority, Revenue Bonds (Series 2004), 5.25% (Port Authority-Port Newark Marine Terminal)/(United States Treasury PRF 1/1/2014@100), 1/1/2022	1,666,920
		TOTAL	2,764,533
		New Mexico--0.6%
3,000,000		University of New Mexico, Subordinate Lien System Improvement Revenue Bonds (Series 2007A), 5.00% (FSA INS), 6/1/2036	2,986,320
		New York--10.2%
2,000,000		Hempstead Town, NY IDA, Civic Facility Revenue Bonds, 5.00% (Adelphi University), 10/1/2035	1,942,680
2,000,000		Hempstead Town, NY IDA, Civic Facility Revenue Bonds, 5.25% (Hofstra University), 7/1/2018	2,090,700
1,000,000		Metropolitan Transportation Authority, NY, Transportation Revenue Bonds (Series 2005F), 5.00% (MTA Transportation Revenue), 11/15/2035	982,300
4,000,000		New York City, NY IDA, CPI PILOT Revenue Bonds (Series 2006), 5.10% (Yankee Stadium LLC)/(FGIC INS), 3/1/2021	3,391,600
3,000,000	[1]	New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.25% (7 World Trade Center LLC), 3/1/2015	3,029,790
3,970,000		New York City, NY Municipal Water Finance Authority, Water & Sewer System Revenue Bonds (Series 2001A), 5.00%, 6/15/2032	3,947,649
3,000,000		New York City, NY Municipal Water Finance Authority, Water & Sewer System Revenue Bonds (Fiscal 2005 Series C), 5.00%, 6/15/2030	3,001,560
1,775,000		New York City, NY, UT GO Bonds (Fiscal 2003 Series J), 5.50% (United States Treasury PRF 6/1/2013@100), 6/1/2023	1,991,710
210,000		New York City, NY, UT GO Bonds (Fiscal 2003 Series J), 5.50%, 6/1/2023	217,612
3,000,000	[1,2]	New York State Dormitory Authority, Municipal Securities Trust Certificates (Series 7041), 6.837% (New York Hospital Medical Center of Queens)/ (FHA INS), 7/6/2023	2,689,350
1,060,000		New York State Dormitory Authority, Revenue Bonds (Series 2007B), 5.25% (Health Quest Systems, Inc. Obligated Group)/(Assured Guaranty Corp. INS), 7/1/2027	1,076,992
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New York--continued
$2,500,000		New York State Dormitory Authority, Revenue Bonds (Series A), 5.50% (University of Rochester, NY)/(United States Treasury PRF 7/1/2009@101)/(Original Issue Yield: 5.60%), 7/1/2016	$2,639,475
5,000,000		New York State Dormitory Authority, Revenue Bonds, 6.00% (State University of New York)/(United States Treasury PRF 5/15/2010@101), 5/15/2016	5,430,150
990,000		New York State Environmental Facilities Corp., Clean Water & Drinking Revenue Bonds, 5.25%, 6/15/2014	1,005,177
2,500,000		New York State Thruway Authority, Revenue Bonds (Series 2007A), 5.25% (New York State Personal Income Tax Revenue Bond Fund), 3/15/2026	2,605,875
2,500,000		New York State Thruway Authority, Second General Highway & Bridge Trust Fund Revenue Bonds (Series 2007B), 5.00% (New York State Thruway Authority - Dedicated Highway & Bridge Trust Fund), 4/1/2027	2,539,700
2,000,000		New York State Urban Development Corp., Economic Development and Housing Revenue Bonds (Series 2008A-1), 5.00% (New York State Personal Income Tax Revenue Bond Fund), 12/15/2027	2,035,260
1,015,000		Suffolk County, NY Water Authority, Water System Revenue Bonds (Series 1994), 6.00% (Escrowed In Treasuries COL), 6/1/2014	1,137,825
1,985,000		Suffolk County, NY Water Authority, Water System Revenue Bonds (Series 1994), 6.00% (MBIA Insurance Corp. INS), 6/1/2014	2,196,919
4,000,000		Triborough Bridge & Tunnel Authority, NY, General Revenue Bonds (Series 2008A), 5.00% (Original Issue Yield: 5.10%), 11/15/2037	3,975,280
		TOTAL	47,927,604
		North Carolina--1.4%
2,000,000		Charlotte-Mecklenburg Hospital Authority, NC, (Series H) ARS (Carolinas HealthCare System)/(AMBAC INS), 6.500%, 4/2/2008	2,000,000
3,000,000		North Carolina Eastern Municipal Power Agency, Power Supply System Revenue Refunding Bonds (Series D), 5.125% (Original Issue Yield: 5.25%), 1/1/2023	2,878,290
1,600,000		North Carolina Medical Care Commission, Health Care Housing Revenue Bonds (Series 2004A), 5.80% (Arc of North Carolina Projects), 10/1/2034	1,531,248
		TOTAL	6,409,538
		Ohio--3.6%
3,245,000		Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series 2007A), 6.50%, 6/1/2047	3,134,637
1,700,000		Cleveland, OH Municipal School District, UT GO Bonds, 5.25% (FSA INS), 12/1/2024	1,763,189
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Ohio--continued
$3,000,000		Franklin County, OH Health Care Facilities, Revenue Refunding Bonds, 5.50% (Ohio Presbyterian Retirement Services)/(Original Issue Yield: 5.64%), 7/1/2017	$2,950,710
3,100,000		Franklin County, OH Hospital Facility Authority, (Series B-2) ARS (Ohiohealth Corp.)/(MBIA Insurance Corp. INS), 4.674%, 4/25/2008	3,100,000
1,345,000		Ohio State Building Authority, Revenue Bonds (Series 2002A), 5.00% (Adult Correctional Building Fund Projects), 4/1/2022	1,389,748
4,135,000		Ohio State, Infrastructure Improvement UT GO Bonds (Series 1999A), 5.75% (United States Treasury PRF 2/1/2010@101), 2/1/2017	4,429,949
		TOTAL	16,768,233
		Oklahoma--0.2%
1,000,000		Tulsa, OK Industrial Authority, Revenue Bonds, (Series A), 6.00% (University of Tulsa)/(MBIA Insurance Corp. INS), 10/1/2016	1,115,480
		Oregon--0.3%
1,500,000		Clackamas County, OR Hospital Facilities Authority, Revenue Refunding Bonds (Series 2001), 5.25% (Legacy Health System)/(Original Issue Yield: 5.50%), 5/1/2021	1,524,690
		Pennsylvania--5.4%
3,000,000		Allegheny County, PA HDA, Health System Revenue Bonds (Series 2000B), 9.25% (West Penn Allegheny Health System)/(United States Treasury PRF 11/15/2010@102)/(Original Issue Yield: 9.70%), 11/15/2030	3,550,830
1,280,000		Allegheny County, PA HDA, Refunding Revenue Bonds (Series 1998A), 5.125% (Jefferson Regional Medical Center, PA)/(Original Issue Yield: 5.40%), 5/1/2029	1,184,384
1,085,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.50% (United States Steel Corp.), 11/1/2016	1,077,633
8,000,000		Delaware Valley, PA Regional Finance Authority, Revenue Bonds, 5.75%, 7/1/2017	9,116,160
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2001A), 6.00% (UPMC Health System)/(Original Issue Yield: 6.10%), 1/15/2022	1,060,350
5,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2001A), 6.25% (UPMC Health System), 1/15/2016	5,474,300
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2004A), 5.25% (Philadelphia University)/(Original Issue Yield: 5.32%), 6/1/2032	920,390
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$2,000,000		Pennsylvania State Higher Education Facilities Authority, Student Housing Revenue Bonds, 5.000% (Indiana University of PA)/(XL Capital Assurance Inc. INS), 7/1/2039	$1,885,640
1,000,000		Pittsburgh & Allegheny County PA Public Auditorium Hotel Room Authority, Public Auditorium Hotel Room Revenue Bonds, 5.00% (AMBAC INS)/ (Original Issue Yield: 5.15%), 2/1/2017	1,031,790
		TOTAL	25,301,477
		Puerto Rico--1.6%
1,000,000		Commonwealth of Puerto Rico, UT GO Bonds, 5.50% (MBIA Insurance Corp. INS), 7/1/2009	1,034,020
1,000,000		Puerto Rico Electric Power Authority, Power Refunding Revenue Bonds (Series 2007VV), 5.25% (MBIA Insurance Corp. INS), 7/1/2029	1,019,240
4,500,000		Puerto Rico Electric Power Authority, Revenue Bonds (Series II), 5.25% (United States Treasury PRF 7/1/2012@101)/(Original Issue Yield: 5.27%), 7/1/2022	4,963,410
470,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds (Series 2006), 5.00% (Ana G. Mendez University System), 3/1/2026	414,103
200,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds (Series 2006), 5.00% (Ana G. Mendez University System), 3/1/2036	166,708
		TOTAL	7,597,481
		Rhode Island--1.1%
2,500,000		Rhode Island State Health and Educational Building Corp., Higher Education Facilities Revenue Bonds (Series 2007), 5.00% (Brown University), 9/1/2037	2,492,250
340,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds, 6.375% (Lifespan Obligated Group)/(Original Issue Yield: 6.58%), 8/15/2021	357,316
2,160,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds, 6.375% (Lifespan Obligated Group)/(United States Treasury PRF 8/15/2012@100)/(Original Issue Yield: 6.58%), 8/15/2021	2,465,856
		TOTAL	5,315,422
		South Carolina--3.8%
3,000,000		Kershaw County, SC Public Schools Foundation, Installment Purchase Revenue Bonds (Series 2006), 5.00% (Kershaw County, SC School District)/(CIFG ASSURANCE N.A. INS), 12/1/2030	2,817,870
1,395,000		Lexington County, SC Health Services District, Inc., Hospital Revenue Bonds (Series 2004), 6.00% (Lexington Medical Center)/ (PRF 5/1/2014@100), 5/1/2019	1,603,259
Principal Amount			Value
		MUNICIPAL BONDS--continued
		South Carolina--continued
$2,235,000		South Carolina Jobs-EDA, EDRBs, (Series 2002A), 5.50% (Bon Secours Health System)/(Original Issue Yield: 5.75%), 11/15/2023	$2,264,837
615,000		South Carolina Jobs-EDA, EDRBs, (Series 2002A), 5.50% (Bon Secours Health System)/(United States Treasury PRF 11/15/2012@100)/(Original Issue Yield: 5.75%), 11/15/2023	683,203
2,215,000		South Carolina Jobs-EDA, Health System Revenue Bonds (Series A), 5.625% (Bon Secours Health System)/(Original Issue Yield: 5.84%), 11/15/2030	2,225,122
580,000		South Carolina Jobs-EDA, Health System Revenue Bonds (Series A), 5.625% (Bon Secours Health System)/(United States Treasury PRF 11/15/2012@100)/(Original Issue Yield: 5.84%), 11/15/2030	647,437
8,000,000		South Carolina Jobs-EDA, Hospital Revenue Bonds, 2.96% (Palmetto Health Alliance), 8/1/2039	7,520,000
		TOTAL	17,761,728
		South Dakota--1.0%
2,225,000		South Dakota Housing Development Authority, Home Ownership Mortgage Revenue Bonds (Series 2002C), 5.35%, 5/1/2022	2,403,979
2,420,000		South Dakota Housing Development Authority, Multiple Purpose Revenue Bonds (Series 2002A), 5.15% (FSA INS), 11/1/2020	2,472,829
		TOTAL	4,876,808
		Tennessee--1.3%
1,120,000		Shelby County, TN Health Education & Housing Facilities Board, Hospital Revenue Bonds, 6.50% (Methodist Healthcare)/(United States Treasury PRF 9/1/2012@100)/(Original Issue Yield: 6.57%), 9/1/2021	1,286,835
1,880,000		Shelby County, TN Health Education & Housing Facilities Board, Hospital Revenue Bonds, 6.50% (Methodist Healthcare)/(United States Treasury PRF 9/1/2012@100)/(Original Issue Yield: 6.57%), 9/1/2021	2,160,045
935,000		Sullivan County, TN Health Educational & Housing Facilities Board, Revenue Bonds, 6.25% (Wellmont Health System)/(United States Treasury PRF 9/1/2012@101)/(Original Issue Yield: 6.45%), 9/1/2022	1,064,535
1,565,000		Sullivan County, TN Health Educational & Housing Facilities Board, Revenue Bonds, 6.25% (Wellmont Health System)/(United States Treasury PRF 9/1/2012@101)/(Original Issue Yield: 6.45%), 9/1/2022	1,781,815
		TOTAL	6,293,230
		Texas--6.7%
4,600,000		Austin, TX Electric Utility System, Refunding Revenue Bonds, 5.25% (United States Treasury PRF 5/15/2013@100), 11/15/2022	5,096,616
2,000,000		Comal County, TX HFDC, Revenue Bonds (Series 2002A), 6.125% (McKenna Memorial Hospital)/(United States Treasury PRF 2/1/2013@100)/(Original Issue Yield: 6.28%), 2/1/2022	2,266,160
3,000,000		Dallas, TX, Revenue Refunding Bonds (Series 2007), 4.50% (Dallas, TX Waterworks & Sewer System)/(AMBAC INS)/(Original Issue Yield: 4.56%), 10/1/2036	2,697,870
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Texas--continued
$1,000,000		Granbury, TX ISD, Refunding UT GO Bonds, 5.00% (PSFG), 8/1/2027	$1,010,330
2,200,000		Harris County, TX HFDC, Hospital Revenue Bonds, (Series 1997A), 6.00% (Memorial Hospital System)/(MBIA Insurance Corp. INS), 6/1/2011	2,385,658
4,000,000		Harris County, TX HFDC, Hospital Revenue Bonds, (Series 1997A), 6.00% (Memorial Hospital System)/(MBIA Insurance Corp. INS), 6/1/2012	4,403,440
1,000,000		La Feria, TX ISD, School Building UT GO Bonds, 5.00% (PSFG), 2/15/2037	980,470
600,000		Matagorda County, TX Navigation District No. 1, COL Refunding Revenue Bonds, 5.60% (CenterPoint Energy Houston Electric LLC), 3/1/2027	555,540
2,300,000		Port of Corpus Christi, TX IDC, Revenue Refunding Bonds (Series C), 5.40% (Valero Energy Corp.), 4/1/2018	2,232,633
2,165,000		Richardson, TX Hospital Authority, Refunding & Improvement Hospital Revenue Bonds, 5.875% (Richardson Regional Medical Center)/(Original Issue Yield: 6.05%), 12/1/2024	2,172,036
1,000,000		Sam Rayburn, TX Municipal Power Agency, Refunding Revenue Bonds (Series 2002A), 6.00%, 10/1/2021	1,016,510
1,525,000		Texas State Public Finance Authority, GO Bonds (Series 2007), 5.00% (Texas State), 10/1/2027	1,550,376
5,000,000		Texas State Transportation Commission, Mobility Fund Revenue Bonds (Series 2007), 4.75% (Texas State), 4/1/2027	4,969,050
		TOTAL	31,336,689
		Utah--3.3%
11,500,000		Salt Lake City, UT Hospital Authority, Hospital Revenue Refunding Bonds (Series A), 8.125% (IHC Hospitals Inc., UT)/(Escrowed In Treasuries COL)/(Original Issue Yield: 8.17%), 5/15/2015	13,267,780
2,000,000		Utah County, UT IDA, Environmental Improvement Revenue Bonds, 5.05% TOBs (Marathon Oil Corp.), Mandatory Tender 11/1/2011	2,058,180
		TOTAL	15,325,960
		Vermont--2.0%
1,000,000		Burlington, VT Airport, Revenue Bonds, (Series A), 5.00% (MBIA Insurance Corp. INS), 7/1/2023	1,012,810
750,000		University of Vermont & State Agricultural College, Revenue Bonds (Series 2007), 5.00% (AMBAC INS), 10/1/2037	739,748
650,000		University of Vermont & State Agricultural College, Revenue Bonds, 5.25% (United States Treasury PRF 10/1/2012@100), 10/1/2023	714,441
1,000,000		Vermont EDA, Mortgage Revenue Bonds (Series 2006A), 5.375% (Wake Robin Corp.), 5/1/2036	819,220
1,000,000		Vermont Educational and Health Buildings Financing Agency, Hospital Revenue Bonds (Series 2007A), 4.75% (Fletcher Allen Health Care)/(Original Issue Yield: 5.10%), 12/1/2036	834,610
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Vermont--continued
$2,295,000		Vermont Educational and Health Buildings Financing Agency, Refunding Revenue Bonds, 5.50% (Norwich University)/(United States Treasury PRF 7/1/2008@101)/(Original Issue Yield: 5.62%), 7/1/2018	$2,338,789
3,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bond, 3.40% TOBs (Middlebury College), Optional Tender 11/3/2008	3,007
1,165,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds (Series 2003A), 5.375% (Vermont Law School)/(Original Issue Yield: 5.60%), 1/1/2023	1,119,600
750,000		Vermont Municipal Bond Bank, Revenue Bonds (2007 Series 1), 5.00% (FSA INS), 12/1/2022	783,878
665,000		Vermont State Student Assistance Corp., Revenue Bonds, 5.00% (Original Issue Yield: 5.03%), 3/1/2026	642,822
500,000		Vermont State, UT GO Bonds, 4.00%, 3/1/2022	478,330
		TOTAL	9,487,255
		Virgin Islands--0.0%
100,000		Virgin Islands Public Finance Authority, Senior Lien Revenue Bonds (Series 2004A), 5.25% (Virgin Islands Matching Fund), 10/1/2024	98,375
		Virginia--2.9%
5,000,000		Richmond, VA, UT GO Bonds, 5.50% (FSA INS)/(Original Issue Yield: 5.58%), 1/15/2018	5,275,800
3,000,000		Tobacco Settlement Financing Corp., VA, Revenue Bonds, 5.625% (United States Treasury PRF 6/1/2015@100)/ (Original Issue Yield: 5.78%), 6/1/2037	3,368,910
1,250,000		Tobacco Settlement Financing Corp., VA, Tobacco Settlement Asset-Backed Bonds (Series 2007B-1), 5.00% (Original Issue Yield: 5.12%), 6/1/2047	986,425
3,900,000		Virginia Peninsula Port Authority, Coal Terminal Revenue Refunding Bonds (Series 2003), 6.00% (Brinks Co.), 4/1/2033	3,744,195
		TOTAL	13,375,330
		Washington--4.4%
1,365,000		Seattle, WA, Refunding & Improvement LT GO Bonds (Series 2002), 5.00% (Original Issue Yield: 5.14%), 7/1/2020	1,419,504
1,235,000		Skagit County, WA Public Hospital District No. 1, Revenue Bonds (Series 2005), 5.50% (Skagit Valley Hospital), 12/1/2030	1,141,683
1,845,000		Tobacco Settlement Authority, WA, Tobacco Settlement Asset-Backed Revenue Bonds, 6.50% (Original Issue Yield: 6.65%), 6/1/2026	1,871,384
1,250,000		Tobacco Settlement Authority, WA, Tobacco Settlement Asset-Backed Revenue Bonds, 6.625% (Original Issue Yield: 6.875%), 6/1/2032	1,253,363
1,000,000		Vancouver, WA, LT GO Bonds (Series 2003), 5.00% (AMBAC INS), 12/1/2029	1,001,400
1,150,000		Washington Health Care Facilities Authority, Revenue Bonds, 5.00% (Group Health Cooperative)/(Radian Asset Assurance INS), 12/1/2036	1,027,962
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Washington--continued
$5,595,000		Washington State Convention & Trade Center, Lease Revenue COP, 5.125% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.30%), 7/1/2013	$5,720,832
6,675,000		Washington State, UT GO Bonds, (Series A), 5.625% (United States Treasury PRF 7/1/2010@100)/(Original Issue Yield: 5.66%), 7/1/2022	7,152,596
		TOTAL	20,588,724
		West Virginia--0.4%
2,200,000		Pleasants County, WV County Commission, PCR Revenue Refunding Bonds (Series 2007F), 5.25% (Allegheny Energy Supply Company LLC), 10/15/2037	2,044,482
		Wisconsin--4.5%
1,000,000		Marinette County, WI, UT GO Refunding Bonds, 6.50% (United States Treasury PRF 9/1/2017@100), 9/1/2018	1,096,000
1,655,000		Wisconsin Housing & EDA, Housing Revenue Bonds (Series 2002C), 5.35% (MBIA Insurance Corp. INS), 11/1/2022	1,706,288
1,090,000		Wisconsin State Clean Water, Revenue Bonds (Series 1), 5.00% (Original Issue Yield: 5.14%), 6/1/2020	1,114,111
5,500,000		Wisconsin State HEFA, Refunding Revenue Bonds, 5.75% (Wheaton Franciscan HealthCare)/(United States Treasury PRF 2/15/2012@101)/(Original Issue Yield: 5.96%), 8/15/2025	6,116,000
300,000		Wisconsin State HEFA, Revenue Bonds (Series 2004), 5.50% (Blood Center of Wisconsin, Inc.)/(Original Issue Yield: 5.583%), 6/1/2024	302,784
430,000		Wisconsin State HEFA, Revenue Bonds (Series 2004), 5.75% (Blood Center of Wisconsin, Inc.)/(Original Issue Yield: 5.82%), 6/1/2034	430,404
2,000,000		Wisconsin State HEFA, Revenue Bonds (Series 2004), 5.75% (Fort Healthcare, Inc.)/(Original Issue Yield: 5.84%), 5/1/2029	1,908,340
1,340,000		Wisconsin State HEFA, Revenue Bonds (Series 2004A), 6.75% (Beaver Dam Community Hospitals, Inc.)/(Original Issue Yield: 6.95%), 8/15/2034	1,360,596
2,650,000		Wisconsin State HEFA, Revenue Bonds (Series 2005), 5.25% (Vernon Memorial Healthcare, Inc.)/(Original Issue Yield: 5.28%), 3/1/2035	2,261,033
1,875,000		Wisconsin State HEFA, Revenue Bonds, 6.00% (SynergyHealth, Inc.)/(Original Issue Yield: 6.10%), 11/15/2023	1,889,250
1,630,000		Wisconsin State HEFA, Revenue Bonds, 6.00% (Agnesian Healthcare, Inc.)/(Original Issue Yield: 6.15%), 7/1/2030	1,649,919
1,250,000		Wisconsin State HEFA, Revenue Bonds, (Series 2006A), 5.125% (Marshfield Clinic, WI), 2/15/2026	1,180,700
		TOTAL	21,015,425
		Wyoming--0.2%
1,000,000		University of Wyoming, University Facilities Improvement Revenue Bonds, 5.50% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.70%), 6/1/2019	1,020,310
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $456,175,564)	457,140,708
Principal Amount			Value
		SHORT-TERM MUNICIPALS--0.9% [3]
		Michigan--0.3%
$1,300,000		Michigan State Hospital Finance Authority, (Series 1999 A) Weekly VRDNs (Covenant Retirement Communities, Inc.)/(LaSalle Bank, N.A. LOC), 2.050%, 4/3/2008	$1,300,000
		North Carolina--0.3%
1,350,000		North Carolina Medical Care Commission, (Series 2001A) Weekly VRDNs (Moses H. Cone Memorial), 2.000%, 4/3/2008	1,350,000
		Tennessee--0.1%
380,000		Sevier County, TN Public Building Authority, (Series IV-C-4) Daily VRDNs (Cleveland, TN)/(FSA INS)/(JPMorgan Chase Bank, N.A. LIQ), 1.400%, 4/1/2008	380,000
		Utah--0.2%
1,300,000		Weber County, UT, (Series 2000C) Daily VRDNs (IHC Health Services, Inc.), 1.300%, 4/1/2008	1,300,000
		TOTAL SHORT-TERM MUNICIPALS (AT COST)	4,330,000
		TOTAL INVESTMENTS--98.4% (IDENTIFIED COST $460,505,564) [4]	461,470,708
		OTHER ASSETS AND LIABILITIES - NET--1.6% [5]	7,574,849
		TOTAL NET ASSETS--100%	$469,045,557

At March 31, 2008, the Fund had the following open swap/rate lock contract:

Counterparty	Pay	Receive	Expiration Date	Notional Amount	Unrealized Depreciation
Goldman Sachs & Co.	4.71%	10 Year MMD Rate Lock	6/5/2008	$32,000,000	$(50,852)

Unrealized Depreciation on Swap/Rate Lock Contract is included in "Other Assets and Liabilities--Net."

At March 31, 2008, the Fund holds no securities that are subject to the federal alternative minimum tax (AMT).

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At March 31, 2008, these restricted securities amounted to $14,088,195, which represented 3.0% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors. At March 31, 2008, these liquid restricted securities amounted to $11,058,405, which represented 2.4% of total net assets

3 Current rate and next reset date shown for Variable Rate Demand Notes.

4 The cost of investments for federal tax purposes amounts to $460,481,337.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at March 31, 2008.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
ARS	--Auction Rate Securities
COL	--Collateralized
COP	--Certificate of Participation
EDA	--Economic Development Authority
EDRBs	--Economic Development Revenue Bonds
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FSA	--Financial Security Assurance
GO	--General Obligation
HDA	--Hospital Development Authority
HEFA	--Health and Education Facilities Authority
HFDC	--Health Facility Development Corporation
IDA	--Industrial Development Authority
IDB	--Industrial Development Bond
IDC	--Industrial Development Corporation
INS	--Insured
ISD	--Independent School District
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
LT	--Limited Tax
PCR	--Pollution Control Revenue
PCRBs	--Pollution Control Revenue Bonds
PRF	--Prerefunded
PSFG	--Permanent School Fund Guarantee
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2008

Assets:
Total investments in securities, at value (identified cost $460,505,564)		$461,470,708
Cash		28,120
Income receivable		7,053,141
Receivable for investments sold		3,753,238
Receivable for shares sold		997,496
TOTAL ASSETS		473,302,703
Liabilities:
Payable for investments purchased	$2,911,260
Payable for shares redeemed	371,380
Payable for Directors'/Trustees' fees	277
Payable for distribution services fee (Note 5)	20,624
Payable for shareholder services fee (Note 5)	174,617
Income distribution payable	565,369
Net payable for swap contracts	50,852
Accrued expenses	162,767
TOTAL LIABILITIES		4,257,146
Net assets for 46,667,679 shares outstanding		$469,045,557
Net Assets Consist of:
Paid-in capital		$474,099,187
Net unrealized appreciation of investments and swap contracts		914,292
Accumulated net realized loss on investments, futures contracts and swap contracts		(5,888,327)
Distributions in excess of net investment income		(79,595)
TOTAL NET ASSETS		$469,045,557
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($431,074,108 ÷ 42,889,734 shares outstanding), $0.01 par value, 375,000,000 shares authorized		$10.05
Offering price per share (100/95.50 of $10.05) [1]		$10.52
Redemption proceeds per share		$10.05
Class B Shares:
Net asset value per share ($18,246,203 ÷ 1,815,433 shares outstanding), $0.01 par value, 250,000,000 shares authorized		$10.05
Offering price per share		$10.05
Redemption proceeds per share (94.50/100 of $10.05) [1]		$9.50
Class C Shares:
Net asset value per share ($15,433,654 ÷ 1,535,560 shares outstanding), $0.01 par value, 375,000,000 shares authorized		$10.05
Offering price per share		$10.05
Redemption proceeds per share (99.00/100 of $10.05) [1]		$9.95
Class F Shares:
Net asset value per share ($4,291,592 ÷ 426,952 shares outstanding), $0.01 par value, 150,000,000 shares authorized		$10.05
Offering price per share (100/99.00 of $10.05) [1]		$10.15
Redemption proceeds per share (99.00/100 of $10.05) [1]		$9.95

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2008

Investment Income:
Interest			$24,989,339
Expenses:
Investment adviser fee (Note 5)		$2,578,626
Administrative personnel and services fee (Note 5)		382,025
Custodian fees		38,421
Transfer and dividend disbursing agent fees and expenses		322,198
Directors'/Trustees' fees		18,872
Auditing fees		21,114
Legal fees		11,086
Portfolio accounting fees		151,409
Distribution services fee--Class B Shares (Note 5)		161,176
Distribution services fee--Class C Shares (Note 5)		93,924
Shareholder services fee--Class A Shares (Note 5)		1,093,392
Shareholder services fee--Class B Shares (Note 5)		53,725
Shareholder services fee--Class C Shares (Note 5)		29,898
Shareholder services fee--Class F Shares (Note 5)		2,437
Account administration fee--Class A Shares		7,104
Share registration costs		74,702
Printing and postage		43,720
Interest and trust expenses (Note 2)		9,048
Insurance premiums		8,395
Taxes		37,088
Miscellaneous		10,553
TOTAL EXPENSES		5,148,913
Waivers, Reduction and Reimbursements:
Waiver of investment adviser fee (Note 5)	$(23,066)
Waiver of administrative personnel and services fee (Note 5)	(12,423)
Reduction of custodian fees	(660)
Reimbursement of shareholder services fee--Class A Shares (Note 5)	(566,529)
Reimbursement of shareholder services fee--Class F Shares (Note 5)	(1,235)
TOTAL WAIVERS, REDUCTION AND REIMBURSEMENTS		(603,913)
Net expenses			4,545,000
Net investment income			20,444,339
Realized and Unrealized Gain (Loss) on Investments and Swap Contracts:
Net realized loss on investments			(4,416,478)
Net change in unrealized appreciation of investments			(22,528,018)
Net change in unrealized depreciation of swap contracts			(50,852)
Net realized and unrealized loss on investments and swap contracts			(26,995,348)
Change in net assets resulting from operations			$(6,551,009)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$20,444,339	$20,606,403
Net realized gain (loss) on investments	(4,416,478)	3,001,909
Net change in unrealized appreciation/depreciation of investments and swap contracts	(22,578,870)	(377,426)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(6,551,009)	23,230,886
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(19,321,273)	(19,404,673)
Class B Shares	(733,374)	(1,021,195)
Class C Shares	(429,776)	(465,539)
Class F Shares	(49,475)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(20,533,898)	(20,891,407)
Share Transactions:
Proceeds from sale of shares	72,912,334	55,366,985
Proceeds from shares issued in connection with tax-free transfer of assets from Federated Vermont Municipal Income Fund	23,354,624	--
Proceeds from shares issued in connection with tax-free transfer of assets from Sentinel Tax-Free Income Fund	--	38,015,553
Net asset value of shares issued to shareholders in payment of distributions declared	13,735,534	14,398,658
Cost of shares redeemed	(114,583,741)	(92,258,026)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(4,581,249)	15,523,170
Regulatory Settlement Proceeds:
Net increase from regulatory settlement proceeds (Note 9)	--	81,708
Change in net assets	(31,666,156)	17,944,357
Net Assets:
Beginning of period	500,711,713	482,767,356
End of period (including undistributed (distributions in excess of) net investment income of $(79,595) and $21,076, respectively)	$469,045,557	$500,711,713

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2008

1. ORGANIZATION

Federated Municipal Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide for its shareholders a high level of current income which is exempt from federal regular income tax. Interest income from the Fund's investments normally will not be subject to federal AMT for individuals and corporations, but may be subject to state and local taxes.

Effective May 31, 2007, the Fund began offering Class F Shares.

On August 17, 2007, the Fund received assets from Federated Vermont Municipal Income Fund as the result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Federated Vermont Municipal Income Fund Net Assets Received	Unrealized Depreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Federated Vermont Municipal Income Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
2,298,683	$23,354,624	$631,496	$463,269,803	$23,354,624	$486,624,427

1 Unrealized Depreciation is included in the Federated Vermont Municipal Income Fund Net Assets Received amount shown above.

On October 27, 2006, the Fund received assets from Sentinel Tax-Free Income Fund as the result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Sentinel Tax-Free Income Fund Net Assets Received	Unrealized Appreciation [2]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Sentinel Tax-Free Income Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
3,559,509	$38,015,553	$685,917	$468,838,638	$38,015,553	$506,854,191

2 Unrealized Appreciation is included in the Sentinel Tax-Free Income Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the "Directors").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on September 28, 2007. As of and during the year ended March 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of March 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the states of Maryland and Pennsylvania.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap and Interest Rate Lock Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, and other swap agreements.

Interest rate swap agreements generally involve the agreement by the Fund to pay a counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Net receivable or payable for swap contracts on the Statement of Assets and Liabilities, and periodic payments are reported as Net realized gain or loss on swap contracts in the Statement of Operations. For the year ended March 31, 2008, the Fund had no net realized gains or losses on swap contracts.

Swap contracts outstanding at March 31, 2008 are listed after the Fund's portfolio of investments.

Inverse Floater Structures

The Fund may participate in Secondary Inverse Floater Structures in which fixed-rate, tax-exempt municipal bonds purchased by the Fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust which is transferred to the Fund, that is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The Fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the Fund's investments, and the related floating rate notes reflected as Fund liabilities under the caption, "Payable for floating rate certificate securities" in the Statement of Assets and Liabilities. At March 31, 2008, the Fund held no investments in secondary inverse floater structures. The Fund recorded interest and trust expenses of $9,048 for these investments for the year ended March 31, 2008.

While these inverse floater structures are accounted for as secured borrowings, the Fund's Adviser has determined that they do not constitute borrowings for purposes of any fundamental limitation on borrowings that may be applicable to the Fund.

Futures Contracts

The Fund may periodically purchase or sell financial futures contracts to manage duration and cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended March 31, 2008, the Fund had no net realized gains or losses on futures contracts.

At March 31, 2008, the Fund had no outstanding futures contracts.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Directors, held at March 31, 2008, is as follows:

Security	Acquisition Date	Acquisition Cost
New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.25% (7 World Trade Center LLC), 3/1/2015	3/15/2005	$3,000,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended March 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,678,057	$58,781,068	4,837,514	$51,454,699
Shares issued in connection with tax-free transfer of assets from Vermont Municipal Income Fund	2,298,683	23,354,624	--	--
Shares issued in connection with tax-free transfer of assets from Sentinel Tax-Free Income Fund	--	--	3,559,509	38,015,553
Shares issued to shareholders in payment of distributions declared	1,255,635	12,973,035	1,268,655	13,488,827
Shares redeemed	(9,839,642)	(102,076,518)	(7,348,021)	(78,096,860)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(607,267)	$(6,967,791)	2,317,657	$24,862,219

Year Ended March 31	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	275,262	$2,850,404	180,210	$1,913,166
Shares issued to shareholders in payment of distributions declared	46,508	480,981	61,142	649,617
Shares redeemed	(866,691)	(8,999,169)	(997,750)	(10,604,649)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(544,921)	$(5,667,784)	(756,398)	$(8,041,866)

Year Ended March 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	659,824	$6,775,108	187,876	$1,999,120
Shares issued to shareholders in payment of distributions declared	22,673	234,002	24,485	260,214
Shares redeemed	(321,941)	(3,336,487)	(334,898)	(3,556,517)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	360,556	$3,672,623	(122,537)	$(1,297,183)

Year Ended March 31	2008 [1]		2007
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	439,087	$4,505,754	--	$--
Shares issued to shareholders in payment of distributions declared	4,684	47,516	--	--
Shares redeemed	(16,819)	(171,567)	--	--
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	426,952	$4,381,703	--	$--
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(364,680)	$(4,581,249)	1,438,722	$15,523,170

1 Reflects operations for the period from May 31, 2007 (date of initial public investment) to March 31, 2008.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for discount accretion/premium amortization on debt securities, expiration of capital loss carryforwards, secondary inverse floater structures and capital loss carryforwards acquired in a merger.

For the year ended March 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(20,032,927)	$(11,112)	$20,044,039

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2008 and 2007, was as follows:

	2008	2007
Tax-exempt income	$20,533,898	$20,891,407

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Distributions in excess of tax-exempt income	$(79,595)
Net unrealized appreciation	$938,519
Capital loss carryforwards and deferrals	$(5,912,554)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At March 31, 2008, the cost of investments for federal tax purposes was $460,481,337. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from swap contracts was $989,371. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $16,118,252 and net unrealized depreciation from investments for those securities having an excess of cost over value of $15,128,881.

At March 31, 2008, the Fund had a capital loss carryforward of $2,649,525 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$ 650,715
2014	$ 286,453
2015	$ 419,369
2016	$1,292,988

As a result of the tax-free transfer of assets from Sentinel Tax-Free Income Fund, certain capital loss carryforwards listed above may be limited.

Capital loss carryforwards of $20,452,295 expired during the year ended March 31, 2008.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2008, for federal income tax purposes, post October losses of $3,263,029 were deferred to April 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to: (a) 0.30% of the Fund's average daily net assets; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended March 31, 2008, the Adviser voluntarily waived $23,066 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended March 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $12,423 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended March 31, 2008, FSC retained $15,043 of fees paid by the Fund.

Sales Charges

For the year ended March 31, 2008, FSC retained $19,737 in sales charges from the sale of Class A Shares. FSC also retained $4,161 of contingent deferred sales charges relating to redemptions of Class A Shares and $51 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended March 31, 2008, FSSC voluntarily reimbursed $567,764 of shareholder services fees. For the year ended March 31, 2008, FSSC did not receive any fees paid by the Fund.

Interfund Transactions

During the year ended March 31, 2008, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $172,200,000 and $220,290,000, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights, but excluding interest and trust expenses (referenced in Note 2)) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after the voluntary waivers and reimbursements) will not exceed 0.87%, 1.76%, 1.76% and 0.87%, respectively, for the fiscal year ending March 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through May 31, 2009.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended March 31, 2008, were as follows:

Purchases	$172,878,988
Sales	$188,921,306

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of March 31, 2008, there were no outstanding loans. During the year ended March 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds.

As of March 31, 2008, there were no outstanding loans. During the year ended March 31, 2008, the program was not utilized.

9. REGULATORY SETTLEMENT PROCEEDS

During the year ended March 31, 2007, the Fund received $81,708 from an unaffiliated third party in settlement of administrative proceedings involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement was recorded as an increase to paid-in capital.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated"), and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

12. FEDERAL TAX INFORMATION (UNAUDITED)

At March 31, 2008, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FEDERATED MUNICIPAL SECURITIES FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Federated Municipal Securities Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Municipal Securities Fund, Inc. at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
May 20, 2008

Board of Directors and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: September 1976	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: December 1986	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 DIRECTOR Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 DIRECTOR Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 DIRECTOR Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 DIRECTOR Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 DIRECTOR Began serving: August 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 DIRECTOR Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 DIRECTOR Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 DIRECTOR Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 DIRECTOR Began serving: February 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1976	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: January 1985	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt fixed-income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: May 2004	Principal Occupations: J. Scott Albrecht has been the Fund's Portfolio Manager since May 1996. He is Vice President of the Fund. Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of the Fund's Adviser in January 2005 and serves as a Vice President of the Fund's Adviser from 1994 through 2004. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED MUNICIPAL SECURITIES FUND, INC. (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2006, the Fund's performance for the three year period was above the median of the relevant peer group, and the Fund's performance was at the median of the relevant peer group for the one year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Municipal Securities Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313913105
Cusip 313913204
Cusip 313913303
Cusip 313913402

8042830 (5/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Thomas G. Bigley, Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.                      Principal Accountant Fees and Services

(a)                      Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $22,200

Fiscal year ended 2007 - $22,000

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $7,227 and $1,769 respectively.  Fiscal year ended 2008- Fees for review of N-14 merger documents and restatement of 2006 financial statements.  Fiscal year ended 2007- Fees for review of N-14 merger documents.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $9,858 and $0 respectively. Fiscal year ended 2008- Discussions related to accounting for swaps.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2008 - $157,894

Fiscal year ended 2007 - $188,301

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                      Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                      Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                                Federated Municipal Securities Fund, Inc.

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	May 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	May 21, 2008

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	May 23, 2008